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 ORBITEX GROUP OF FUNDS

SUPPLEMENT DATED MAY 22, 2000,
TO PROSPECTUS DATED JANUARY 19, 2000

The paragraph following the heading "Portfolio Manager" on page 33 of the Prospectus is replaced in its entirety with the following paragraph:

       Glen H. Frey manages the Info-Tech and Communications Fund. Mr. Frey joined Orbitex Management, Inc. in May 2000, bringing with him more than five years experience as a technology manager and analyst. Before coming to Orbitex, Mr. Frey had been a portfolio manager with Morgan Stanley Dean Witter Advisors since 1999.

                                 Prospectus - 1